Exhibit 10.4

EXECUTION VERSION

ADDITIONAL SUBSIDIARY BORROWER AGREEMENT

THIS ADDITIONAL SUBSIDIARY BORROWER AGREEMENT dated as of July 1, 2024 (this “Agreement”), is entered into among SIX FLAGS ENTERTAINMENT CORPORATION (f/k/a CopperSteel HoldCo, Inc.), a Delaware corporation (“Holdings”), SIX FLAGS THEME PARKS INC., a Delaware corporation (the “Additional Subsidiary Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent.

Reference is hereby made to the Credit Agreement, dated as of May 1, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, Millennium Operations LLC, a Delaware limited liability company, Canada’s Wonderland Company, a Nova Scotia unlimited company, the other Subsidiary Borrowers from time to time party thereto, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Wells Fargo Bank, National Association, as Administrative Agent and Collateral Agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Pursuant to Section 1.04 of the Credit Agreement, Holdings and the Additional Subsidiary Borrower desire that the Additional Subsidiary Borrower become a Subsidiary Borrower under the Credit Agreement. Holdings represents that (a) the Additional Subsidiary Borrower is organized in Delaware as a corporation and is a Wholly Owned Subsidiary of Holdings and (b) the representations and warranties of Holdings and the Additional Subsidiary Borrower (after giving effect to this Agreement) set forth in Sections 3.01, 3.02, 3.03 and 3.04 of the Credit Agreement are true and correct in all material respects (or in the case of any such representation or warranty qualified by “materiality” or Material Adverse Effect, true and correct in all respects) as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects (or in the case of any such representation or warranty qualified by “materiality” or Material Adverse Effect, true and correct in all respects) as of such earlier date).

Subject to Section 1.04 of the Credit Agreement, upon execution of this Agreement by each of Holdings, the Additional Subsidiary Borrower and the Administrative Agent, the Additional Subsidiary Borrower shall be a party to the Credit Agreement and shall constitute a “Subsidiary Borrower” and a “Borrower” with respect to the Post-Merger Revolving Facility for all purposes thereof, and the Additional Subsidiary Borrower hereby agrees to be bound by, and shall have all the rights under, all of the terms, provisions and conditions contained in the Credit Agreement applicable to it as a Subsidiary Borrower and a Borrower under the Post-Merger Revolving Facility, including all of the payment and performance obligations, contingent or otherwise, on the part of a Subsidiary Borrower under the Credit Agreement.

This Agreement shall become effective when the Administrative Agent shall have executed a counterpart hereof and shall have received copies hereof which, when taken together, bear the signatures of the Additional Subsidiary Borrower and Holdings, and thereafter shall be binding upon and inure to the benefit of the Additional Subsidiary Borrower, Holdings, the Administrative Agent, the Collateral Agent, the Lenders and the Issuing Banks, and their respective permitted successors and assigns. Except as permitted by Section 6.05(o) of the Credit Agreement, the Additional Subsidiary Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Additional Subsidiary Borrower without such consent shall be null and void).

Except as expressly supplemented hereby, the Credit Agreement shall remain in full force and effect, and, except as expressly supplemented hereby, this Agreement shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document.

This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import shall refer to the Credit Agreement as supplemented by this Agreement, and each reference in any other Loan Document to “the Credit Agreement” shall refer to the Credit Agreement as supplemented by this Agreement.

THIS AGREEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

The provisions of Sections 9.11, 9.12, 9.13, 9.14 and 9.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, into this Agreement as if set forth in full herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized officers as of the date first appearing above.

SIX FLAGS ENTERTAINMENT CORPORATION (f/k/a CopperSteel HoldCo, Inc.)

By:	/s/ Brian C. Witherow
Name: Brian C. Witherow
Title: Chief Financial Officer

[Signature Page to Additional Subsidiary Borrower Agreement]

SIX FLAGS THEME PARKS INC.

By:	/s/ Gary Mick
Name: Gary Mick
Title: President and Chief Financial Officer

[Signature Page to Additional Subsidiary Borrower Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Devin Reasons
Name: Devin Reasons
Title: Executive Director

[Signature Page to Additional Subsidiary Borrower Agreement]